UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

August 21, 2003
(Date of earliest event reported)

OneSource Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30969	65-0691963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7419 East Helm Drive., Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   480-889-1177

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated August 21, 2003

Item 12. Results of Operations and Financial Condition.

On August 21, 2003 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Exhibit Index
99.1	Press release dated August 21, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneSource Technologies, Inc. (Registrant)
August 26, 2003 (Date)	/s/ LEN KSOBLECH Len Ksoblech Chief Financial Officer